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                                  EXHIBIT 23.3

                  CONSENT OF MAULDIN & JENKINS CONCERNING THE
              FINANCIAL STATEMENTS OF EASTSIDE HOLDING CORPORATION



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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



We hereby consent to the use of our report dated February 9, 1996 relating to the financial statements of Eastside Holding Corporation, Snellville, Georgia included in the Registration Statement on Form S-4 filed by Westside Financial Corporation.





                                          /s/ Mauldin & Jenkins, LLC



Atlanta, Georgia
May 16, 1996